UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2007 (December 12, 2007)
Alnylam Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50743	77-0602661

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Third Street, Cambridge, MA	02142

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 551-8200
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On December 12, 2007, the Board of Directors (the “Board”) of Alnylam Pharmaceuticals, Inc. (the “Company”) appointed Barry E. Greene as the Company’s President and Chief Operating Officer. Mr. Greene, age 44, has served as the Company’s Chief Operating Officer since he joined the Company in October 2003. Prior to joining the Company, Mr. Greene was General Manager of Oncology at Millennium Pharmaceuticals, Inc. from February 2001 until September 2003. On account of Mr. Greene’s appointment, John M. Maraganore, Ph.D. will no longer serve as the Company’s President. Dr. Maraganore will continue to serve as the Company’s Chief Executive Officer and principal executive officer. As previously reported, Mr. Greene and the Company are parties to a letter agreement regarding his employment, dated September 29, 2003, a copy of which was filed with the SEC on February 27, 2004 as an exhibit to the Company’s Registration Statement on Form S-1 (Reg. No. 333-113162).
     On December 12, 2007, the Compensation Committee of the Board approved increases in the base salaries for each of the Company’s “named executive officers” (as used in Instruction 4 to Item 5.02 of Form 8-K) for the 2008 fiscal year and awarded options to purchase shares of the Company’s common stock to the named executive officers (each, an “Option Award”). The following table sets forth information regarding each of the named executive officer’s (i) 2007 base salary (for comparison purposes only), (ii) 2008 base salary and (iii) Option Award:

		2007 Base	2008 Base	Option
Executive Officer	Title	Salary	Salary (1)	Award(2)
John M. Maraganore, Ph.D.	Chief Executive Officer	$415,000	$525,000	150,600
Barry E. Greene	President and Chief Operating Officer	$300,000	$350,000	80,000
Patricia L. Allen	Vice President of Finance and Treasurer	$210,746	$227,830	32,625

(1)	Base salary increases are effective as of January 1, 2008.

(2)	Option Awards were granted under the Company’s 2004 Stock Incentive Plan and include options granted in respect of the Company’s Executive Stock Option Bonus Plan for 2007, which is described in the Company’s Current Report on Form 8-K filed with the SEC on March 27, 2007. The exercise price for each stock option is $31.39 per share, which was the last reported sale price of the Company’s common stock on the NASDAQ Global Market on December 12, 2007. The stock options will vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 6.25% of the shares at the end of each successive three-month period following the first anniversary of the date of grant until the fourth anniversary of the date of grant.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALNYLAM PHARMACEUTICALS, INC.
Date: December 18, 2007	By:	/s/ John M. Maraganore
John M. Maraganore
Chief Executive Officer